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Exhibit 23.4

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Amendment No. 3 to Form 10 of Atlantic Power Corporation of our report dated March 28, 2008 relating to the combined financial statements of Gregory Partners, LLC, and Gregory Power Partners, L.P. as of and for the year ended December 31, 2007, which appears in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Stamford, Connecticut
July 8, 2010

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  Exhibit 23.4
CONSENT OF INDEPENDENT ACCOUNTANTS